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                                                                   EXHIBIT 10(J)

                          SUPPLEMENTAL INDENTURE NO. 2

      SUPPLEMENTAL INDENTURE No. 2 (this "Supplemental Indenture No. 2"), dated as of July 28, 2004, by and among Oxford Industries, Inc., a Georgia corporation (the "Company"), the Company's subsidiaries listed on Schedule A hereto (each, a "New Guarantor"), the Company's subsidiaries listed on Schedule B hereto (collectively, the "Existing Guarantors"), and Sun Trust Bank, as trustee under the Indenture referred to below (the "Trustee").

                                   WITNESSETH

      WHEREAS, the Company, the Existing Guarantors and the Trustee are parties to an indenture, dated as of May 16, 2003 (the "Original Indenture"), as supplemented by a supplemental indenture, dated as of June 13, 2003 (the "Supplemental Indenture No. 1," and together with the Original Indenture, the "Indenture"), providing for the issuance of 8 7/8% Senior Notes due 2011 (the "Securities");

      WHEREAS, the Indenture provides that, without the consent of any Holders, the Company and the Existing Guarantors, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into indentures supplemental thereto or agreements or other instruments with respect to any Guarantee, in form and substance satisfactory to the Trustee, for the purpose of adding a Guarantor;

      WHEREAS, each New Guarantor wishes to guarantee the Securities pursuant to the Indenture;

      WHEREAS, pursuant to the Indenture, the Company, the Existing Guarantors, the New Guarantors and the Trustee have agreed to enter into this Supplemental Indenture No. 2 for the purposes stated herein; and

      WHEREAS, all things necessary have been done to make this Supplemental Indenture No. 2, when executed and delivered by the Company, the Existing Guarantors, and each New Guarantor, the legal, valid and binding agreement of the Company, the Existing Guarantors, and each New Guarantor, in accordance with its terms.

      NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, each New Guarantor, the Existing Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Securities as follows:

      (1) Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

      (2) Guarantee. Each New Guarantor hereby agrees to guarantee the Indenture and the Securities related thereto pursuant to the terms and conditions of Article Thirteen of the Indenture, such Article Thirteen being incorporated by reference herein as if set forth at length

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herein (each such guarantee, a "Guarantee") and such New Guarantor agrees to be bound as a Guarantor under the Indenture as if it had been an initial signatory thereto.

      (3) Governing Law. THIS SUPPLEMENTAL INDENTURE NO. 2 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

      (4) Counterparts. The parties may sign any number of copies of this Supplemental Indenture No. 2. Each signed copy shall be an original, but all of them together represent the same agreement.

      (5) Effect of Headings. The section headings herein are for convenience only and shall not affect the construction hereof.

      (6) The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture No. 2 or for or in respect of the recitals contained herein, all of which recitals are made solely by the Company, the New Guarantors and the Existing Guarantors.

                           [Signature page to follow.]

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      IN WITNESS WHEREOF, the parties hereto have caused this Supplemental
Indenture No. 2 to be duly executed and attested, all as of the date first above written.

      Dated: July 28, 2004

                                OXFORD INDUSTRIES, INC.

                                By: /s/ J. Reese Lanier, Jr.
                                    -------------------------------------------
                                Name:  J. Reese Lanier, Jr.
                                Title: Vice President and Treasurer

                                EACH GUARANTOR LISTED ON SCHEDULE A HERETO

                                By: /s/ J. Reese Lanier, Jr.
                                    -------------------------------------------
                                Name:  J. Reese Lanier, Jr.
                                Title: Vice President and Treasurer

                                EACH GUARANTOR LISTED ON SCHEDULE B HERETO

                                By: /s/ J. Reese Lanier, Jr.
                                    -------------------------------------------
                                Name:  J. Reese Lanier, Jr.
                                Title: Vice President and Treasurer

                                SUNTRUST BANK, as Trustee

                                By: /s/ Muriel Shaw
                                    -------------------------------------------
                                               Authorized Signatory